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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 16, 2001


                          Storage Computer Corporation
        ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



           DELAWARE                       1-13616                 02-045093
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

    11 Riverside Street, Nashua, NH                             03062-1373
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (603) 880-3005

                                Not  Applicable
                          --------------------------
      (Registrant's Name of Former Address, if Change Since Last Report)
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ITEM 5. OTHER EVENTS.

     On August 16, 2001, Storage Computer Corporation (the "Company") closed a private placement of $5 million of Series E Convertible Preferred Stock (the "Series E Stock"), pursuant to the terms of a Securities Purchase Agreement between the Company and the buyers named therein. The Series E Stock is convertible into shares of the Company's common stock at a fixed conversion price of $6.48. Any shares of the Series E Stock still outstanding on October 31, 2003 will automatically convert into the Company's common stock based on the conversion price of $6.48. The Series E Stock bears no dividends and contains no anti-dilution protection, rights of first refusal or other special rights, except for a preference on liquidation. In connection with this Series E financing, the Company also issued a four-year warrant to purchase 771,605 shares of its common stock at an exercise price of $10.80 per share. Additional information regarding this financing is contained in Exhibits 3.1, 4.1, 4.2 and
10.1 to this report, all of which are incorporated by reference herein.

     On August 16, 2001, the Company issued a press release announcing the $5 million Series E Convertible Preferred Stock private placement. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein. This summary description of the private placement and press release are qualified in their entirety by reference to the Exhibits to this Report.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
     (C)  EXHIBITS.


 3.1 Certificate of Designation of Series E Convertible Preferred Stock of Storage Computer Corporation.

 4.1 Registration Rights Agreement dated as of August 15, 2001 by and among Storage Computer Corporation and the investors named therein.

 4.2 Stock Purchase Warrant dated as of August 16, 2001 to purchase 771,605 shares of Storage Computer Corporation common stock.

10.1 Securities Purchase Agreement dated as of August 15, 2001 by and among Storage Computer Corporation and the buyers named therein.

99.1 Press release issued by Storage Computer Corporation on August 16, 2001.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 21, 2001         STORAGE COMPUTER CORPORATION




                              By: /s/ Peter N. Hood
                                  -------------------
                              Name: Peter N. Hood
                              Title: Chief Financial Officer

                                       3
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                          EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

 3.1           Certificate of Designation of Series E Convertible
               Preferred Stock of Storage Computer Corporation.

 4.1 Registration Rights Agreement dated as of August 15, 2001 by and among Storage Computer Corporation and the investors named therein.

 4.2 Stock Purchase Warrant dated as of August 16, 2001 to purchase 771,605 shares of Storage Computer Corporation common stock.

10.1 Securities Purchase Agreement dated as of August 15, 2001 by and among Storage Computer Corporation and the buyers named therein.

99.1           Press release issued by Storage Computer Corporation on
               August 16, 2001.